UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2020

Fulcrum Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38978	47-4839948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Landsdowne Street Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 651-8851

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock $0.001 par value per share	FULC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On June 9, 2020, Fulcrum Therapeutics, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with accredited investors (the “Investors”), pursuant to which the Company issued and sold to the Investors in a private placement an aggregate of 4,029,411 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), at a price of $17.00 per share (the “Offering”). The Offering priced on June 8, 2020.

The Offering closed on June 9, 2020. The Company received aggregate gross proceeds from the Offering of approximately $68.5 million, before deducting placement agent fees and offering expenses, and aggregate net proceeds from the Offering of approximately $64.4 million, after deducting placement agent fees. SVB Leerink acted as the exclusive placement agent for the Offering.

The Company has granted the Investors indemnification rights with respect to its representations, warranties, covenants and agreements under the Securities Purchase Agreement.

Registration Rights Agreement

On June 9, 2020, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which the Company agreed to register for resale the Shares. Under the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale by the Investors of their Shares (the “Registrable Securities”) within 15 days following the date of the Registration Rights Agreement. The Company has agreed to use commercially reasonable efforts to cause such registration statement to be declared effective as soon as practicable and to keep such registration statement effective until the date the Shares covered by such registration statement have been sold or cease to be Registrable Securities. The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities.

In the event (i) the registration statement has not been filed within 15 days following the date of the Registration Rights Agreement, (ii) the registration statement is not declared effective prior to the earlier of (a) five business days after the date on which the Company is notified by the Securities and Exchange Commission (the “SEC”) that the registration statement will not be reviewed by the SEC staff or is not subject to further comment by the SEC staff, (b) the 45th day following the date of the Registration Rights Agreement, if the SEC staff determines not to review the registration statement, or (c) the 54th day following the date of the Registration Rights Agreement, if the SEC staff determines to review the registration statement, or (iii) after the registration statement has been declared effective by the SEC, sales cannot be made pursuant to the registration statement for any reason, subject to certain limited exceptions, then the Company has agreed to make pro rata payments to each Investor as liquidated damages in an amount equal to 1% of the aggregate amount invested by each such Investor in the Registrable Securities per 30-day period or pro rata for any portion thereof for each such month during which such event continues, subject to certain caps set forth in the Registration Rights Agreement.

The Company has granted the Investors customary indemnification rights in connection with the registration statement. The Investors have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing descriptions of the Securities Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Securities Purchase Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated by reference herein.

The representations, warranties and covenants contained in the Securities Purchase Agreement and the Registration Rights Agreement were made solely for the benefit of the parties thereto and the placement agent expressly named as a third-party beneficiary thereto and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Securities Purchase Agreement and the Registration Rights Agreement are incorporated herein by reference only to provide investors with information regarding the terms thereof and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Investors in the Securities Purchase Agreement, the offering and sale of the Shares will be exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D under the Securities Act. The Shares have not been registered under the Securities Act or any state securities laws, and the Shares may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the securities will not involve a public offering and will be made without general solicitation or general advertising. The Investors represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the Shares for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States federal securities laws.

Item 7.01	Regulation FD Disclosure.

On June 10, 2020, the Company issued a press release announcing plans to evaluate losmapimod as a potential treatment for patients with COVID-19. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On June 10, 2020, the Company issued a press release announcing the Offering. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 10, 2020, the Company announced plans to evaluate losmapimod as a potential treatment for patients with COVID-19. The Company has submitted an investigational new drug (“IND”) application to support initiation of a randomized, placebo-controlled, Phase 3 clinical trial in hospitalized patients in the United States following Pre-IND consultation via the Coronavirus Treatment Acceleration Program (CTAP).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding the Company’s plans to file a registration statement to register the resale of the Shares and the Company’s planned evaluation of losmapimod as a potential treatment for COVID-19. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K, including statements regarding the Company’s strategy, future operations, future financial position, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks relating to the COVID-19 pandemic; risks associated with the Company’s ability to obtain and maintain necessary approvals from the FDA and other regulatory authorities; continue to advance its product candidates in clinical trials; replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of losmapimod and its other product candidates; advance the development of its product candidates under the timelines it anticipates in current and future clinical trials; obtain, maintain or protect intellectual property rights related to its product candidates; manage expenses; and raise the substantial additional capital needed to achieve its business objectives. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the SEC. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated June 9, 2020, by and among the Company and the other parties thereto.

10.2	Registration Rights Agreement, dated June 9, 2020, by and among the Company and the other parties thereto.

99.1	Press Release, dated June 10, 2020.

99.2	Press Release, dated June 10, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULCRUM THERAPEUTICS, INC.

Date: June 10, 2020	By:	/s/ Robert J. Gould
Name: Robert J. Gould
Title: President and Chief Executive Officer